UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 22, 2015

POLYCOM, INC.

(Exact name of registrant as specified in its charter)

State of Delaware	000-27978	94-3128324
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6001 America Center Drive San Jose, California	95002
(Address of principal executive offices)	(Zip Code)

(408) 586-6000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On January 22, 2015, Polycom, Inc. issued a press release announcing its financial results for the three months ended December 31, 2014. The full text of the press release is furnished as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release, dated January 22, 2015, entitled “Polycom Reports Strong Growth in Operating Performance on Revenues of $349 Million in Fourth Quarter 2014.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYCOM, INC.
By:	/s/ Laura J. Durr
Laura J. Durr
Chief Financial Officer and Executive Vice President

Date: January 22, 2015

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated January 22, 2015, entitled “Polycom Reports Strong Growth in Operating Performance on Revenues of $349 Million in Fourth Quarter 2014.”